                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (date of earliest event reported):
                                August 28, 1998



                              MAC-GRAY CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                   011-13495                 04-3361982
(State or other jurisdiction       (Commission             (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)


                      22 Water Street, Cambridge, MA 02141
             (Address of principal executive offices and zip code)


                                 (617) 492-4040
              (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

     On August 28, 1998, the Registrant issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.

     (c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing the resignation of the Chief Financial Officer of Mac-Gray Corporation, dated August 28, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 1998              MAC-GRAY CORPORATION


                                    By:  /s/ Stewart G. MacDonald, Jr.
                                       -----------------------------------------
                                       Stewart G. MacDonald, Jr.
                                       Chairman and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing the resignation of the Chief Financial Officer of Mac-Gray Corporation, dated August 28, 1998.